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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 27, 2004
                                                        -------------------


                             RPM INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-14187                  02-0642224
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


        2628 Pearl Road, P.O. Box 777, Medina, Ohio                44258
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         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (330) 273-5090
                                                           --------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 27, 2004, RPM International Inc. issued a press release announcing its first quarter earnings outlook, which provided detail not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

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
Exhibit number                     Description
99.1                               Press release of September 27, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RPM International Inc.
                                  -----------------------------------
                                                          (Registrant)

Date    September 27, 2004
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                                  /s/ P. Kelly Tompkins
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                                  P. Kelly Tompkins
                                  Senior Vice President, General
                                  Counsel and Secretary